UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act 1934

February 15, 2021

(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

OHIO	033-79130	34-1771400
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

614 East Lincoln Way

P.O. Box 256

Minerva, Ohio 44657

(Address of principal executive offices) (Zip Code)

(330) 868-7701

(Registrant’s telephone number, including area code)

N/A

(Former name of former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 15, 2021, the Board of Directors of Consumers Bancorp, Inc. (the “Company”) approved the appointment of Shawna L. L’Italien as a Class II director and Michael A. Wheeler as a Class I director, effective March 11, 2021. Ms. L’Italien and Mr. Wheeler were also appointed as directors of the Company’s wholly owned subsidiary, Consumers National Bank (the “Bank”), effective March 11, 2021.

Ms. L’Italien was appointed to serve on the Audit, Compensation, and Corporate Governance/Nominating committees. Mr. Wheeler was appointed to serve on the Asset Liability Management (ALCO), Compensation, and Risk & Technology committees. Both will be entitled to the customary compensation arrangements for the Bank’s non-employee directors, consisting of (i) a quarterly retainer of $3,375, (ii) $1,000 for each Board meeting attended, (iii) $200 for each Audit Committee meeting attended, and (iv) $100 for each ALCO, Compensation, Corporate Governance, and Risk & Technology Committee meeting attended. In addition, Ms. L’Italien and Mr. Wheeler will be eligible to receive stock awards if certain specified performance targets as established by the Compensation Committee are achieved.

There are no arrangements or understandings between Ms. L’Italien and Mr. Wheeler and any other person pursuant to which they were appointed to serve on Consumers Bancorp, Inc. or Consumers National Bank Boards. Neither Ms. L’Italien nor Mr. Wheeler have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

d. Exhibits

Exhibit No.	Description
99.1	Press Release dated February 17, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp, Inc.

Date: February 17, 2021	/s/ Ralph J. Lober
Ralph J. Lober, II President and Chief Executive Officer